EXHIBIT 32.1

Certification of Chief Executive Officer
 and Chief Financial and Accounting Officer
Pursuant to 18 U.S.C. SECTION 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Olie, Inc., (the “Company”) on Form 10-Q for the period ending December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Gardner, Chief Executive Officer and Chief Financial and Accounting Officer of the Company, certify, to my knowledge that:

(i)  the accompanying Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the “Act”); and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

OLIE, INC.

Date: February 13, 2013	By:	/s/ Robert Gardner
Robert Gardner
Chief Executive Officer
Chief Financial Officer
Chief Accounting Officer